


                                                                       EXHIBIT 4
                                                                     Page 1 of 8

                         CENTRAL POWER AND LIGHT COMPANY
                              DISCOUNT CALCULATION

                        THREE MONTHS ENDED JUNE 30, 2000




                                                                         Retail                           Wholesale
                                                                       ------------                      ------------


Weighted Cost of Capital (Annualized)                                     0.068865                          0.069341
Average Days Outstanding                                                     30.60                             55.67
                                                                       ------------                      ------------
Weighted Cost of Capital (Average

Days Outstanding)                                                         0.005769                          0.010578
Collection Experience Factor                                              0.003522                          0.000000
Agency Fee Rate                                                           0.020000                          0.020000
                                                                       ------------                      ------------

Total Discount Factor                                                     0.029291                          0.030566

                                                                       ============                      ============

ASSUMPTIONS

INTEREST RATE                                                        6.3237%
RETAIL ROCE                                                         10.9000%
WHOLESALE ROCE                                                      11.4900%
TAX RATE                                                            38.0000%
DEBT RATIO                                                          95.0000%
EQUITY RATIO                                                         5.0000%






                                                                       EXHIBIT 4
                                                                     Page 2 of 8

                                               PUBLIC SERVICE COMPANY OF OKLAHOMA
                                                      DISCOUNT CALCULATION
                                                THREE MONTHS ENDED JUNE 30, 2000




                                                                          Retail                        Wholesale
                                                                        ------------                   ------------


Weighted Cost of Capital (Annualized)                                      0.068946                       0.069341
Average Days Outstanding                                                      32.76                          42.60
                                                                        ------------                   ------------
Weighted Cost of Capital (Average

Days Outstanding)                                                          0.006189                       0.008094
Collection Experience Factor                                               0.001567                       0.000000
Agency Fee Rate                                                            0.020000                       0.020000
                                                                        ------------                   ------------

Total Discount Factor                                                      0.027743                       0.028161
                                                                        ============                   ============






ASSUMPTIONS

INTEREST RATE                                                              6.3237%
RETAIL ROCE                                                              11.0000%
WHOLESALE ROCE                                                          11.4900%
TAX RATE                                                                   38.0000%
DEBT RATIO                                                                 95.0000%
EQUITY RATIO                                                                5.0000%


                                                                                                                          EXHIBIT 4
                                                                                                                        Page 3 of 8

                       SOUTHWESTERN ELECTRIC POWER COMPANY

                              DISCOUNT CALCULATION

                        THREE MONTHS ENDED JUNE 30, 2000




                                                                     Arkansas          Louisiana         Texas          Wholesale
                                                                     -------------   --------------   ------------    --------------


Weighted Cost of Capital (Annualized)                                    0.068745         0.069027       0.072737          0.069341
Average Days Outstanding                                                    43.62            41.65          32.66             38.15
                                                                     -------------   --------------   ------------    --------------
Weighted Cost of Capital (Average

Days Outstanding)                                                        0.008216         0.007880       0.006509          0.005349
Collection Experience Factor                                             0.002323         0.002355       0.002382          0.000000
Agency Fee Rate                                                          0.020000         0.020000       0.020000          0.020000
                                                                     -------------   --------------   ------------    --------------

Total Discount Factor                                                    0.030540         0.030231       0.028894          0.025301
                                                                     =============   ==============   ============    ==============






ASSUMPTIONS

INTEREST RATE                                                             6.3237%          6.3237%        6.3237%
ROCE                                                                     10.7500%         11.1000%       15.7000%          11.4900%
TAX RATE                                                                 38.0000%         38.0000%       38.0000%
DEBT RATIO                                                               95.0000%         95.0000%       95.0000%
EQUITY RATIO                                                              5.0000%          5.0000%        5.0000%






                                                                                                                        EXHIBIT 4
                                                                                                                      Page 4 of 8

                                                  WEST TEXAS UTILITIES COMPANY
                                                      DISCOUNT CALCULATION
                                                THREE MONTHS ENDED JUNE 30, 2000




                                                                        Retail                           Wholesale
                                                                     -------------                     --------------


Weighted Cost of Capital (Annualized)                                    0.069248                           0.069341
Average Days Outstanding                                                    26.38                              31.37
                                                                     -------------                     --------------
Weighted Cost of Capital (Average

Days Outstanding)                                                        0.005003                           0.005961
Collection Experience Factor                                             0.002450                           0.000000
Agency Fee Rate                                                          0.020000                           0.020000
                                                                     -------------                     --------------

Total Discount Factor                                                    0.027466                           0.025954
                                                                     =============                     ==============






ASSUMPTIONS

INTEREST RATE                                                             6.3237%
RETAIL ROCE                                                              11.3750%
WHOLESALE ROCE                                                           11.4900%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%



                                                                                                                        EXHIBIT 4
                                                                                                                      Page 5 of 8

                                                 COLUMBUS SOUTHERN POWER COMPANY
                                                      DISCOUNT CALCULATION
                                                THREE MONTHS ENDED JUNE 30, 2000




                                                                        Retail

                                                                     -------------


Weighted Cost of Capital (Annualized)                                    0.072919
Average Days Outstanding                                                    36.15
                                                                     -------------
Weighted Cost of Capital (Average

Days Outstanding)                                                        0.007228
Collection Experience Factor                                             0.001848
Agency Fee Rate                                                          0.020000
                                                                     -------------

Total Discount Factor                                                    0.029076
                                                                     =============






ASSUMPTIONS

INTEREST RATE                                                             6.6180%
RETAIL ROCE                                                              12.4600%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%




                                                                                                                        EXHIBIT 4
                                                                                                                      Page 6 of 8

                                                 INDIANA MICHIGAN POWER COMPANY
                                                      DISCOUNT CALCULATION
                                                THREE MONTHS ENDED JUNE 30, 2000




                                                            Indiana                   Michigan
                                                          -------------           -------------


Weighted Cost of Capital (Annualized)                         0.072548                0.073355
Average Days Outstanding                                         21.45                   24.66
                                                          -------------           -------------
Weighted Cost of Capital (Average

Days Outstanding)                                             0.004267                0.004957
Collection Experience Factor                                  0.002970                0.002839
Agency Fee Rate                                               0.020000                0.020000
                                                          -------------           -------------

Total Discount Factor                                         0.027237                0.027796
                                                          =============           =============






ASSUMPTIONS

INTEREST RATE                                                6.6180%                   6.6180%
ROCE                                                       12.0000%                   13.0000%
TAX RATE                                                      38.0000%                38.0000%
DEBT RATIO                                                    95.0000%                95.0000%
EQUITY RATIO                                                   5.0000%                 5.0000%




                                                                                                                        EXHIBIT 4
                                                                                                                      Page 7 of 8

                                                     KENTUCKY POWER COMPANY
                                                      DISCOUNT CALCULATION
                                                THREE MONTHS ENDED JUNE 30, 2000




                                                                        Retail

                                                                     -------------


Weighted Cost of Capital (Annualized)                                    0.072145
Average Days Outstanding                                                    22.46
                                                                     -------------
Weighted Cost of Capital (Average

Days Outstanding)                                                        0.004442
Collection Experience Factor                                             0.003061
Agency Fee Rate                                                          0.020000
                                                                     -------------

Total Discount Factor                                                    0.027503
                                                                     =============






ASSUMPTIONS

INTEREST RATE                                                             6.6180%
RETAIL ROCE                                                              11.5000%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%



                                                                                                                        EXHIBIT 4
                                                                                                                      Page 8 of 8

                                                       OHIO POWER COMPANY
                                                      DISCOUNT CALCULATION
                                                THREE MONTHS ENDED JUNE 30, 2000




                                                                        Retail

                                                                     -------------


Weighted Cost of Capital (Annualized)                                    0.073202
Average Days Outstanding                                                    28.79
                                                                     -------------
Weighted Cost of Capital (Average

Days Outstanding)                                                        0.005773
Collection Experience Factor                                             0.003158
Agency Fee Rate                                                          0.020000
                                                                     -------------

Total Discount Factor                                                    0.028932
                                                                     =============






ASSUMPTIONS

INTEREST RATE                                                             6.6180%
RETAIL ROCE                                                              12.8100%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%


